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                                                                   Exhibit 10.25

STATE OF NORTH CAROLINA   :
                               SECOND AMENDMENT OF LEASE

COUNTY OF DURHAM          :

     THIS SECOND AMENDMENT OF LEASE (the "Second Amendment" is made and entered into this 21/st/ of January, 2002, by and between UNIVERSITY PLACE PROPERTIES, LLC (hereinafter "Landlord"), and TRIMERIS, INC., a Delaware corporation (hereinafter "Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into a lease agreement dated April 15, 1999, whereby landlord leased to Tenant and Tenant leased from Landlord 21,429 rentable square feet in the building known as Two University Place (the "Building") located at Two University Place, The Campus at University Place, Durham, Durham County, North Carolina (the "Lease"); and

     WHEREAS, pursuant to the First Amendment to Lease dated February 29, 2000, Tenant leased an additional 7,712 rentable square feet from Landlord; and

     WHEREAS, Tenant desires to exercise its option to extend the term of the Lease on the 21,429 rentable square foot portion of the demised premises;

     NOW, THEREFORE, for and in consideration of the mutual covenants of the Landlord and Tenant and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Tenant hereby exercises its option to renew the term of the Lease with respect to the 21,429 rentable square foot portion of the demised premises in accordance with the provisions of the Lease. Pursuant thereto, the term on such space shall expire on September 30, 2005.

     2. The rent payable from Tenant to Landlord on the 21,429 rentable square foot portion of the demised premises being renewed hereunder shall be as follows:

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                          Term                         Monthly Base Rent
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    October 1, 2002 - September 30, 2003         $39,965.09 (22.38/r.s.f./year)
    ----------------------------------------------------------------------------
    October 1, 2003 - September 30, 2004         $41,161.54 ($23.05/r.s.f/year)
    ----------------------------------------------------------------------------
    October 1, 2004 - September 30, 2005         $42,393.71 ($23.74/r.s.f/year)
    ----------------------------------------------------------------------------

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     3. Except for any Lease provision expressly modified by this Agreement, any and all other provisions contained in the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment all as of the day and year above.

LANDLORD:

UNIVERSITY PLACE PROPERTIES, LLC,
A North Carolina Limited Liability Company

By: /s/ Jonathan S. Gaines
Authorized Agent of University Place Properties, LLC

TENANT:

TRIMERIS, INC., a Delaware corporation

By: /s/ Dani Bolognesi

Its: CEO